Prepayments and Other Current Assets	12 Months Ended
Dec. 31, 2018
Prepayments and Other Current Assets
Prepayments and Other Current Assets

4.Prepayments and Other Current Assets

The following is a summary of prepayments and other current assets (in thousands):

	December 31,	December 31,
	2017	2018
	RMB	RMB
Guarantee payment made to Blizzard - royalty fees	42,697	97,642
Prepayment for royalties, revenue sharing cost	1,479,817	2,000,327
Interest and other operating income receivable	417,843	511,364
Prepayments of content and marketing cost and other operational expenses	381,213	729,376
Prepayment for sales tax and deductible value added tax	698,902	463,411
Bridge loans in connection with ongoing investments	30,575	19,679
Deposits	138,633	123,995
Employee advances	55,045	44,469
Advance to suppliers	337,938	330,903
Others	233,365	306,631
	3,816,028	4,627,797

In accordance with the license agreements of World of Warcraft ®, StarCraft ® II series, Hearthstone ®, Heroes of the Storm®, Diablo ® III and Overwatch®, the Group made certain guarantee payments to Blizzard on behalf of Shanghai EaseNet for the minimum guaranteed royalties as of December 31, 2017 and 2018. The guarantee amounts will be released to the Group when actual royalties are paid by Shanghai EaseNet to Blizzard.

As of December 31, 2017 and 2018, prepayments for royalties and revenue sharing cost representing prepaid royalties or revenue sharing cost related to operations of licensed PC and mobile games.

The amount of employee advances listed above included staff housing loan balances of RMB48.5 million and RMB43.1 million repayable within 12 months from December 31, 2017 and 2018, respectively (see Note 9). No advances were made directly or indirectly to the Group’s executive officers for their personal benefit for the years ended December 31, 2017 and 2018.